Exhibit 99.2

Q2 2023 Earnings Presentation November 10, 2022

2 SILVER SPIKE INVESTMENT CORP. ©2022 All Rights Reserved DISCLAIMERS AND FORWARD - LOOKING STATEMENTS The information contained in this presentation should be viewed in conjunction with the earnings conference call of Silver Sp ike Investment Corp. (“SSIC” or the “Company”) (NASDAQ: SSIC) held on November 10, 2022 and the Company’s Quarterly Report on Form 10 - Q for the quarter ended September 30, 2022. The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company. This investor presentation may contain forward - looking statements that involve substantial risks and uncertainties, including th e impact of COVID - 19 on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies. You can identify these statements by the use of forward - looking terminolog y such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should re ad statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These s tat ements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. Any forward - looking statement made by us in this investor presentation speaks on ly as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and o the r factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward - Looking Statements” in filings we make with the Securities and Exchange Commission, and it is not possible for us to pre dict or identify all of them. We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the so licitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such off er, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by SSIC or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. Nothing contained herein shall be relied upon as a promise or representation whether as to the past o r f uture performance. Information regarding performance by our management team and their affiliates is presented for informational purposes only. Y ou should not rely on the historical record of our management team and their affiliates as indicative of the future performance of an investment in the Company or the returns the Company will, or is likely to, genera te going forward. Certain information contained herein has been derived from sources prepared by third parties. While such information is belie ved to be reliable for the purposes used herein, we make no representation or warranty with respect to the accuracy of such information. This presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, tr ade marks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the f ull est extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endor sem ent or sponsorship of us by, any other companies. The information contained in this presentation is summary information that is intended to be considered in the context of oth er public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, except as req uir ed by law. These materials contain information about SSIC, certain of its personnel and affiliates and its historical performance. You should not view information related to the past performance of SSIC as indicat ive of SSIC’s future results, the achievement of which cannot be assured. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from inve stm ents will fluctuate and can go down as well as up. A loss of principal may occur.

3 SILVER SPIKE INVESTMENT CORP. ©2022 All Rights Reserved Second Quarter 2023 Highlights Q UARTER E NDING 9/30/22 Q UARTER E NDING 6/30/2022 G ROSS I NVESTMENT I NCOME $1.2 million $0.8 million E XPENSES $0.6 million $0.6 million N ET I NVESTMENT I NCOME $0.6 million $0.2 million N ET I NVESTMENT I NCOME / S HARE $0.09 $0.04 N ET A SSETS $85.3 million $84.8 million N ET A SSET V ALUE / S HARE $13.73 $13.64

4 SILVER SPIKE INVESTMENT CORP. ©2022 All Rights Reserved Experienced Management Team  35 - year investment career in global special situations, distressed, and emerging markets  Holds board positions at Papa & Barkley and WM Holding Company, LLC (“Weedmaps”)  Early entrepreneur and investor in cannabis operating businesses, including California based Papa & Barkley, an industry - leading cannabis/CBD health & wellness brand  Leadership roles at JP Morgan, ING Barings, Bank of America Distressed (International), Caxton, Marathon and Taconic  35 - year career in asset management, corporate banking, and sales & trading  Former President of Pantera Capital  18 years of leadership roles at Deutsche Bank Global Markets, DB’s asset & wealth management division and Chase Manhattan Bank  Former Head of Emerging Market Sales at ING Barings  24 - year career in credit trading at Merrill Lynch and Bank of America  Former Head of Global Credit and Special Situations at Bank of America Merrill Lynch  Ran all leveraged and investment - grade credit trading globally, including loans, bonds, CLOs and special situations  Built and managed a ~$20bn credit asset lending business  25 - year career in various leadership roles in direct lending, risk management, derivatives, fixed income and credit trading  Founder & CEO of GMG Investment Advisors, LLC, a direct lender to the nascent Frontier and Emerging Private Credit markets  Former Managing Director and Head of Latin America Credit Trading at Barclays Capital  Former Managing Director and Head of Emerging Markets Credit Trading at Lehman Brothers  21 - year career in traditional and alternative investment portfolios, and investment banking across the global capital markets  Formerly Managing Partner at Madison Capital Advisors, a middle - market asset - backed lender in the cannabis, life sciences and tech sectors  Served as an investment banker at Barclays in London, and six years as a senior research analyst at Forest Investment Management, a global multi - strategy hedge fund Founding Partner, CEO & CIO Scott Gordon Partner, Head of Capital Formation Bill Healy Partner, Head of Credit Frank Kotsen, CFA Partner & President Greg Gentile Partner, Investments Dino Colonna, CFA Partner, Credit Umesh Mahajan  28 - year career in middle - market, credit, and special situations investing  Former Managing Director at Ascribe Capital, middle - market direct lending  Former Managing Director at Bank of America Merrill Lynch in principal investing and special situations  Former member of J.P. Morgan’s investment banking team in Asia

5 SILVER SPIKE INVESTMENT CORP. ©2022 All Rights Reserved Competitive Advantages M ANAGEMENT T EAM  FIRST mover in the cannabis BDC landscape — currently the only public BDC focused on direct - lending to the cannabis sector  BDCs are direct lending vehicles that are more flexible than REITS:  Deep background, experience, and skills across credit and special situations, in both developed and emerging markets across dozens of jurisdictions  Our six partners have an average of nearly 30 years each of experience in the credit and capital markets  Successful track record scaling credit, trading and asset management businesses  Cannabis operating and investing expertise BDC S TRUCTURE VS REIT » SSIC can lend against cash flows as well as multiple types of collateral, including real estate, equipment, cash and receivables, and the equity of subsidiaries which often own cannabis licenses » REITs must have 75% of their assets invested in real estate or mortgages, narrowing the investable universe » We believe cash - flow lending is a much larger addressable market in the cannabis industry

6 SILVER SPIKE INVESTMENT CORP. ©2022 All Rights Reserved 1. MJBiz Marijuana Factbook 2022; cannabis market size figure for 2022E refers to legal retail sales only 2. Forbes, New Frontier Data a s of 3/24/2022; cannabis market size figure for 2030E refers to legal retail sales only 3. Forbes, Statista; market sizes reflect total estimated revenue; market size for Wine reflects 2021 total wine sales in the U.S. 4. Morningstar LSTA US Lever age d Loan Index 5. Cliffwater Direct Lending Index 6. ICE BoA US High Yield Index 7. Low and high yield range is the lowest and highest annualized gross yield of each investment (excluding cash) in SSIC’s portfolio as of 9/30/22, or, for investments mad e s ubsequent to 9/30/22, the investment date of such investment. Why Now? Market Opportunity Cannabis is an emerging market secular growth story with an attractive lending opportunity . The U . S . industry is sizeable, growing rapidly, and estimated to reach ~ $ 72 bn by 2030 F, representing a ~ 16 % CAGR from 2021 . 1 Compelling opportunities for lenders to profit from the favorable supply and demand imbalance for debt capital , as the debt servicing capacity of cannabis companies far outstrips the available supply of institutional debt capital . We believe this opportunity will persist for many years, regardless of any near - term federal regulatory action . Within the $ 1 . 3 trillion private credit market today, direct lending in cannabis will remain outside the purview of most banks and traditional alternative asset managers . Near - term regulatory action (e . g . , SAFE Banking) will be a step in the right direction, but likely will not meaningfully change the complex industry dynamics . Lenders can demand various structural protections and have significant pricing power, driving attractive risk - adjusted returns . Complex regulatory, operational, and legal frameworks that vary state to state create high barriers of entry to traditional capital providers . 6.5% 8.3% 8.9% 13.1 - 20.8% US Leveraged Loan Yield Index Direct Lending Yield Index US High Yield Index Current SSIC Loan Yields Low High Cannabis Lending Offers a Significant Premium to Traditional Leveraged Finance 4,5,6,7 U.S. Legal Cannabis Retail Sales ($BN) 1,2 U.S. Beverage and Tobacco Retail Sales ($BN) 3 2022E $33 $72 $78 $80 $105 $112 2022E 2030F Wine Spirits Tobacco Beer /

7 SILVER SPIKE INVESTMENT CORP. ©2022 All Rights Reserved LOAN SOURCING AND ORIGINATION INITIAL CREDIT REVIEW INITIAL INVESTMENT COMMITTEE MEETING EXECUTE INDICATIVE TERM SHEET CONDUCT DETAILED DUE DILIGENCE FINAL INVESTMENT COMMITTEE MEETING BRING - DOWN DILIGENCE AND CLOSING CREDIT MONITORING & PORTFOLIO MANAGEMENT  Credit team screens companies and management teams  Maintain proprietary database of opportunities  Conduct management meetings  Create preliminary credit overview and draft term sheet  Evaluate investment opportunity  Identify any gating conditions for investment  Sign exclusive term sheet  Collect deposit for legal and due diligence fees  Conduct onsite management meeting.  Review: - Accounting - Legal - Tax - Background checks - Consulting SOP review - Insurance - Appraisals  Prepare final investment committee memo  Prepare advanced draft of loan docs  Review investment with the Investment Committee and vote (unanimous consent required)  Final due diligence check  Closing and disbursement  Monthly financial reviews  Quarterly valuation process with independent third party  Ongoing market sector and macro review  Adjust portfolio goals based on changing regulatory environment SSIC’s Investment and Underwriting Process I II III IV V VI VII VIII

8 SILVER SPIKE INVESTMENT CORP. ©2022 All Rights Reserved Benefits of Silver Spike’s Sourcing Funnel Our preference is to directly originate deals via our networks. Deal sourcing is enhanced by internal operating experience and visibility from Silver Spike management’s publicly - traded cannabis company experience Management has experience founding and operating in the cannabis industry since 2013 Sourcing / origination team screens based on business metrics, management team, state and local dynamics, collateral type, funding requirements, and potential deal structure Silver Spike’s sourcing and origination efforts are further differentiated by management’s SPAC business, which is in constant dialogue with various operators across the industry S ILVER S PIKE HAS A SIGNIFICANT PIPELINE OF POTENTIAL DEBT INVESTMENTS Management’s experience and deep relationships create differentiated sourcing and ability to execute transactions Pipeline of Investment Opportunities Deals Reviewed* Active Debt Pipeline* $6.5bn + Across 291 Debt Transactions Sourced $1.1bn + Active Debt Pipeline Across 31 Transactions Focused on direct deal sourcing enhanced by internal operating experience and visibility from Silver Spike management’s publicly - traded cannabis company experience Sourcing and Origination *As of October 31, 2022

9 SILVER SPIKE INVESTMENT CORP. ©2022 All Rights Reserved SSIC Portfolio Summary P ORTFOLIO C OMPANY I NVESTMENT D ATE M ATURITY D ATE I NTEREST R ATE I NVESTMENT V ALUE 2 % OF N ET A SSETS 3 Shryne Group, Inc 5/26/2022 5/26/2026 PRIME + 8.5% (4% PRIME Floor) 20,455,483 23.98% PharmaCann, Inc 6/30/2022 6/30/2025 Fixed interest rate 12.0% 4,140,531 4.85% AYR Wellness Inc. 10/6/2022 12/10/2024 Fixed interest rate 12.5% 1,820,548 2.13% Curaleaf Holdings Inc. 10/6/2022 12/15/2026 Fixed interest rate 8.0% 3,941,066 4.62% Verano Holdings Corp. 10/27/2022 10/30/2026 PRIME + 6.5% (6.25% PRIME Floor) 20,370,000 23.87% 1. Weighted average yield of loans is gross of expenses, excludes cash holdings, and is calculated using the investment values shown. The weighted average yield of loans would be low er if the calculation reflected expenses and cash holdings. For floating rate loans, future PRIME rates are assumed to be equal to the PRIME rate applicable to the current interest payment. 2. For loans made prior to 9/30/2022, investment value is the fair market value of such loans, including actual accrued inter est , as of 9/30/22. For loans made subsequent to 9/30/22, investment value is the purchase price, plus actual accrued interest (if any), of such loan s. 3. Percentage of net assets is calculated using the investment values shown, divided by the total net assets as of 9/30/2022. Ne t assets as of 9/30/2022 were $85,323,750. T OTAL I NVESTED $50.73 MM % I NVESTED 59.45% W EIGHTED A VERAGE Y IELD OF L OANS (G ROSS ) 15.70% 1

CONTACT: B ILL H EALY – P ARTNER BILL @ SILVERSPIKECAP . COM SSIC . SILVERSPIKECAP . COM